UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 2, 1999
                 Date of earliest event reported: July 28, 1999





                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)




        Colorado                    0-20999                      84-1058165
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



     2875 E. Patrick Lane, Suite G                                 89120
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:        (702) 740-5633
                                                   -----------------------------



       (Former name or former address, if changed since last report.)

Item 5. Other Events

On July 28, the Registrant issued the following press release:


EQUITY COMMUNICATIONS / T C G
Financial Communications, Public & Investor Relations


CHADMOORE WIRELESS GROUP ACQUIRES
16 TEN-CHANNEL LICENCES FROM
AMERICAN WIRELESS NETWORK, INC.

Las Vegas, NV ... July 28, 1999 Chadmoore Wireless Group, Inc. (OTCBB:MOOR) announced that it has signed an agreement to acquire 16 ten-channel 900 Mhz wide-area licenses and customers in 7 MTA's (Metropolitan Trading Areas) covering a population of over 18,000,000. Chadmoore will assume American Wireless' note payments to the FCC for these licences and lease all related equipment for a period of six years. 900 Mhz channels can be used for analog or digital wireless transmissions.

Robert Moore, Chadmoore's CEO, stated,"We see these acquisitions as adding to our long-term growth opportunities in the covered markets. Because these licenses provide more flexibility in their use, over a wider geographical area than 800 Mhz frequencies, we expect to be able to expand our basic service offerings to meet the needs of a broader base of business. These licenses already provide service to hundreds of customers and we plan to aggressively begin to increase loading as soon as possible."

Chadmoore Wireless Group is a national leader in providing SMR (Specialized Mobile Radio) communications with approximately 4,800 FCC licenses in 180 US markets. Chadmoore provides a high quality, reliable and cost-effective wireless 2-way radio alternative (commonly known as radio dispatch) for cost conscious businesses across the United States. This service is used by millions of business and government customers, including taxi fleets, delivery services, ambulances, and contractors. Chadmoore provides effective, affordable, dependable one-to-one and one-to-many communications.

Certain information contained in this press release is forward-looking (within the meaning of Section 27A of the Securities Act of 1934 and Section 21E of the Securities Exchange Act of 1934). The Company's actual results could differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company in this press release or related documents. This is not a sales document for any securities offered by the Company and does not contain all the information an investor might consider prior to making an investment. Prior to investing in Chadmoore's securities individuals are encouraged to consult an investment professional and to read the Company documents filed with the Securities and Exchange Commission including all recent 10KSB,10QSB and 8K reports. For other information concerning the Company please see the Company's web site www.chadmoore.com; call 800-616-1265 or Chadmoore's investor relations counsel at 212-499-6809.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHADMOORE WIRELESS GROUP, INC.



                                 By:  /s/ Richard C. Leto
                                      --------------------------
                                      Richard C. Leto, Chief Financial Officer

Date: August 2, 1999